                                                                   EXHIBIT 10.14

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 LOAN NUMBER                  LOAN NAME                   ACCT. NUMBER        NOTE DATE            INITIALS
                      C & S Bancorporation, Inc.                               06/25/01
 NOTE AMOUNT               INDEX (w/Margin)                   RATE           MATURITY DATE        LOAN PURPOSE
 $975,000.00           Wall Street Journal Prime              6.250%           06/25/02            Commercial
                             minus 0.75%
                                                 Creditor Use Only
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

                                 PROMISSORY NOTE
                  (Commercial - Single Advance - Variable Rate)
-------------------------------------------------------------------------------


DATE AND PARTIES. The date of this Promissory Note (Note) is June 25, 2001. The parties and their addresses are:

         LENDER:
                  NEXITY BANK - ATLANTA LPO
                  2839 Paces Ferry Road
                  Suite 840
                  Atlanta, Georgia  30339
                  Telephone:  (678) 556-0700

         BORROWER:
                  C & S BANCORPORATION, INC.
                  a Corporation
                  401 Mall Boulevard
                  Suite 101B
                  Savannah, Georgia  31406

1. DEFINITIONS. As used in this Note, the terms have the following meanings:

         A. Pronouns. The Pronouns "I" "me," and "my" refer to each Borrower signing this Note, individually and together with their heirs, successors and assigns, and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this Note. "You" and "Your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or company that acquires an interest in the Loan.

         B. Note. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

         C. Loan. Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.

         D. Property. Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

         E. Percent. Rates and rate change limitations are expressed as annualized percentages.

2. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, the principal sum of $975,000.00 (Principal) plus interest from June 25, 2001 on the unpaid Principal balance until this Note matures or this obligation is accelerated.

3. INTEREST. Interest will accrue on the unpaid Principal balance of this Note at the rate of 6.250 percent (interest Rate) until June 26, 2001, after which time it may change as described in the Variable Rate subsection.

         A. Interest After Default. If you declare a default under the terms of this Loan, including for failure to pay in full at maturity, you may increase the interest rate otherwise payable as described in this section. In such event, interest will accrue on the unpaid Principal balance of this Note at the Interest Rate in effect from time to time under the terms of this Note, until paid in full.

         B. Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this Note or obligation will be limited to the Maximum Lawful Amount of interest allowed by state or federal law. Amounts collected in excess of the Maximum Lawful Amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.

         C.       Statutory Authority. The amount assessed or collected on this
         Note is authorized by the Georgia usury laws under Ga. Code title 7, ch. 4.

         D. Accrual. During the scheduled term of this Loan interest accrues using an Actual/360 days counting method.

         E. Variable Rate. The Interest Rate may change during the term of this transaction.

                  (1) Index. Beginning with the first Change Date, the Interest Rate will be based on the following index: the highest base rate on corporate loans posted by at least 75% of the nation's 30 largest banks that The Wall Street Journal publishes as the Prime Rate.

                  The Current Index is the most recent index figure available on each Change Date. You do not guaranty by selecting this Index, or the margin, that the Interest Rate on this Note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers. If this Index is no longer available, you will substitute a similar index. You will give me notice of your choice.

                  (2) Change Date. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change June 26, 2001 and daily thereafter.

                  (3) Calculation Of Change. On each Change Date, you will calculate the Interest Rate, which will be the Current Index minus 0.75 percent. The result of this calculation will be rounded to the nearest .001 percent. Subject to any limitations, this will be the Interest Rate until the next Change Date. The new Interest Rate will become effective on each Change Date. The Interest Rate and other charges on this Note will never exceed the highest rate or charge allowed by law for this Note.

                  (4) Effect Of Variable Rate. A change in the Interest Rate will have the following effect on the payments: The amount of scheduled interest payments and the amount of the final payment will change.

4. PAYMENT. I agree to pay this Note in installments of accrued interest beginning September 25, 2001, and then on the same day in each 3rd month thereafter. I agree to pay the entire unpaid Principal and any accrued but unpaid interest on June 25, 2002.

Payments will be rounded to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

Each payment I make on this Note will be applied first to any charges that I owe other than principal and interest then to interest that is due, and finally to principal that is due. If you and I agree to a different application of payments, we will describe our agreement on this Note. The actual amount of my final payment will depend on my payment record.

5. PREPAYMENT. I may prepay this Loan in full or in part at any time. Any partial prepayment will not excuse any later scheduled payments until I pay in full.

6.       LOAN PURPOSE. This is a business-purpose loan transaction.

7. SECURITY. This Loan is secured by separate security instruments prepared together with this Note as follows:

DOCUMENT NAME                                         PARTIES TO DOCUMENT

Deed To Secure Debt (GA) - See Attached Exhibit "A"   C & S Bancorporation, Inc.

8.       DEFAULT. I will be in default if any of the following occur:

         A.       Payments. I fail to make a payment in full when due.

         B. Insolvency. I make an assignment for the benefit of creditors or become insolvent, either because my liabilities exceed my assets or I am unable to pay my debts as they become due.

         C. Business Termination. I merge, dissolve, reorganize, end my business or existence, or a partner or majority owner dies or is declared legally incompetent.

         D. Failure to Perform. I fail to perform any condition or to keep any promise or covenant of this Note.

         E. Other Documents. A default occurs under the terms of any other transaction document.

         F. Other Agreements. I am in default on any other debt or agreement I have with you.

         G. Misrepresentation. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

         H.       Judgment. I fail to satisfy or appeal any judgment against me.

         1. Forfeiture. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

         J. Name Change. I change my name or assume an additional name without notifying you before making such a change.

         K. Property Transfer. I transfer all or a substantial part of my money or property.

         L. Property Value. The value of the Property declines or is impaired.

         M. Material Change. Without first notifying you, there is a material change in my business, including ownership, management, and financial conditions.

         N.       Insecurity. You reasonably believe that you are insecure.


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

9. ASSUMPTIONS. Someone buying the Property cannot assume the obligation. You may declare the entire balance of the Note to be immediately due and payable upon the creation of. or contract for the creation of, any lien, encumbrance, or transfer of the Property.

10. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

         A. Additional Waivers By Borrower. In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.

                  (1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.

                  (2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

                  (3) You may release, substitute or impair any Property securing this Note.

                  (4) You, or any institution participating in this Note, may invoke your right of set-off.

                  (5) You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.

                  (6) I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

                  (7) I agree that you may inform any party who guarantees this Loan of any Loan accommodations, renewals, extensions, modifications, substitutions or future advances.

         B. No Waiver By Lender. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or other Loan documents, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

11. REMEDIES. After I default, and after you give any legally required notice and opportunity to cure the default, you may at your option do any one or more of the following.

         A. Acceleration. You may make all or any part of the amount owing by the terms of this Note immediately due.

         B. Sources. You may use any and all remedies you have under state or federal law or in any instrument securing this Note.

         C. Insurance Benefits. You may make a claim for any and all insurance benefits or refunds that may be available on my default.

         D. Payments Made On My Behalf. Amounts advanced on my behalf will be immediately due and may be added to the balance owing under the terms of this Note, and accrue interest at the highest post-maturity interest rate.

         E.       Attachment. You may attach or garnish my wages or earnings.

         F. Set-Off. You may use the right of set-off. This means you may set-off any amount due and payable under the terms of this Note against any right I have to receive money from you.

         My right to receive money from you includes any deposit or share account balance I have with you; any money owed to me an item presented to you or in your possession for collection or exchange; and any repurchase agreement or other non-deposit obligation. Any amount due and payable under the terms of this Note' means the total amount to which you are entitled to demand payment under the terms of this Note at the time you set-off.

         Subject to any other written contract, if my right to receive money from you is also owned by someone who has not agreed to pay this Note, your right of setoff will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement.

         Your right of set-off does not apply to an account or other obligation where my rights arise only in a representative capacity. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

         You will not be liable for the dishonor of any check when the dishonor occurs because you set-off against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

         G. Waiver. Except as otherwise required by law, by choosing any one or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again.

12. COLLECTION EXPENSES AND ATTORNEYS' FEES. On or after Default, to the extent permitted by law, I agree to pay all expenses of collection, enforcement or protection of your rights and remedies under this Note. Expenses include, but are not limited to, attorneys' fees, court costs, and other legal expenses. If this debt is collected by or through an attorney after maturity, I agree to pay 15 percent of the Principal and interest owing as attorneys' fees. These expenses are due and payable immediately. If not paid immediately, these expenses will beat interest from the date of payment until paid in full at the highest interest rate in effect as provided for in the terms of this Note. All fees and expenses will be secured by the Property I have granted to you, if any. To the extent permitted by the United States Bankruptcy Code, I agree to pay the reasonable attorneys' fees you incur to collect this Debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

13. WARRANTIES AND REPRESENTATIONS. I make to you the following warranties and representations which will continue as long as this Note is in effect:

         A. Power. I am duly organized, and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this transaction and to carry on my business or activity as it is now being conducted and, as applicable. am qualified to do so in each jurisdiction in which I operate.

         B. Authority. The execution, delivery and performance of this Note and the obligation evidenced by this Note are within my powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will not violate any agreement to which I am a party or to which I am or any of my Property is subject.

         C. Name and Place of Business. Other than previously disclosed in writing to you I have not changed my name or principal place of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.

14.      INSURANCE.

         A. Property Insurance. I will insure or retain insurance coverage on the Property and abide by the insurance requirements of any security instrument securing this Loan.

         B. Insurance Warranties. I agree to purchase any insurance coverages that are required, in the amounts you require, as described in this or any other documents I sign for this Loan. I will provide you with continuing proof of coverage. I will buy or provide insurance from a firm licensed to do business in the State where the Property is located. If I buy or provide the insurance from someone other than you, the firm will be reasonably acceptable to you. I will have the insurance company name you as loss payee an any insurance policy. You will apply the insurance proceeds toward what I owe you on the outstanding balance. I agree that if the insurance proceeds do not cover the amounts I still owe you, I will pay the difference. I will keep the insurance until all debts secured by this agreement are paid. If I want to buy the insurance from you, I have signed a separate statement agreeing to this purchase.

         C. Prepayment. If I prepay in full or if I default and you demand payment of the unpaid balance, I may be entitled to a partial refund credit of any prepaid, unearned insurance premiums. This refund may be obtained from you or from the insurance company named in my policy or certificate of insurance.

15. APPLICABLE LAW. This Note is governed by the laws of Georgia, the United States of America and to the extent required, by the laws of the jurisdiction where the Property is located.

16. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay this Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on this Loan, or any number of us together, to collect this Loan. Extending this Loan or new obligations under this Loan, will not affect my duty under this Loan and I will still be obligated to pay this Loan. The duties and benefits of this Loan will bind and benefit the successors and assigns of you and me.

17. AMENDMENT, INTEGRATION AND SEVERABILITY. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note is effective unless made in writing and executed by you and me. This Note is the complete and final expression of the agreement. If any provision of this Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

18. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

19. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one party will be deemed to be notice to all parties. I will inform you in writing of any change in my name, address or other application information. I will provide you any financial statement or information you request. All financial statements and information I give you will be correct and complete. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue. and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.

20. CREDIT INFORMATION. I agree that from time to time you may obtain credit information about me from others, including other lenders and credit reporting agencies, and report to others (such as a credit reporting agency) your credit experience with me. I agree that you will not be liable for any claim arising from the use of information provided to you by others or for providing such information to others.


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

21. SIGNATURES. By signing under seal, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note.


         BORROWER:

                  C & S Bancorporation, Inc.


                      /s/ Brian R. Foster                    (Seal)
                      ---------------------------------------
                      Brian F. Foster, President


                      /s/ John G. Lientz                     (Seal)
                      ---------------------------------------
                      John G. Lientz, Treasurer


                      ---------------------------------------
                      (Attest)


         LENDER:

                  Nexity Bank - Atlanta LPO

                                                             (Seal)
                      ---------------------------------------
                      Jack Gardner



                     ----------------------------------------
                     (Attest)


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

                                    GUARANTY


To:  NEXITY BANK
     2839 PACES FERRY RD., SET 840, ATLANTA, GA  303        DATE: JUNE 11, 2001

- FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to C&S BANCORPORATION, INC. (hereinafter called the "Debtor") by NEXITY BANK (hereinafter together with its successors and assigns, called the "Bank"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by declaration or otherwise, and at all times hereafter, of all obligations of the Debtor to the Bank, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, due or to become due (collectively called "Liabilities"), and the undersigned further agree(s) to pay all expenses (including attorney's fees) paid or incurred by the Bank in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty. The right of recovery against the undersigned is, however, limited to the amount of FIFTY FOUR THOUSAND ONE HUNDRED SIXTY SIX DOLLARS AND NO/100 ($54,166.00), plus interest on such amount and plus all expenses of enforcing this guaranty.
- Undersigned hereby transfers and conveys to the Bank any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter with the Bank, and the Bank is hereby given a lien upon security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Bank for any reason, including all dividends and distributions on or other rights in connection therewith.
- In the event of the death, incompetency, dissolution, or insolvency (as defined by the Uniform Commercial Code as in effect at that time in ALABAMA) of the Debtor, or if a petition in bankruptcy be filed by or against the Debtor, or if a receiver be appointed for any part of the property or assets of the Debtor, or if any judgment be entered against the Debtor, or if the Bank shall feel insecure with respect to Liabilities and if any such event should occur at a time when any of the Liabilities may not then be due and payable, the undersigned agrees to pay to the Bank upon demand the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.
- Bank may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Bank may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Bank for any purpose.
- This guaranty shall be continuing absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may give written notice to the Bank of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Bank and no such notice shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities existing at the date of receipt of such notice by the Bank, any interest thereon or any expenses paid or incurred by the Bank in endeavoring to collect such Liabilities, or any part thereof, in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.
- The Bank may, from time to time, without notice to the undersigned (or any of them), (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities,
         (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities, (e) release its security interest, if any, in all or any property securing any of the Liabilities or any obligation hereunder and permit any substitution or exchange for any such property, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities, whether or not the Bank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities.
- Any amount received by the Bank from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Bank may from time to time elect.

- The undersigned hereby expressly waive(s): (a) Notice of the acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, or any security for any of the foregoing.
- The creation or existence from, time to time of Liabilities in excess of the amount to which the right of recovery under this guaranty is limited is hereby authorized, without notice to the undersigned (or any of them), and shall in no way effect or impair this guaranty.
- The Bank may, without notice of any kind, sell, assign, or transfer all or any of the Liabilities, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers and benefits, but the Bank shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Bank, as to so much of the Liabilities as it has not sold, assigned, or transferred.
- No delay or failure on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Bank permitted hereunder shall in any way impair or affect this guaranty. For the purpose of this guaranty, Liabilities shall include all obligations of the Debtor to the Bank, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder.
- This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors, and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.
- This guaranty has been made and delivered in the State of ALABAMA, and shall be governed by the laws of that State. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.
- IN WITNESS WHEREOF the undersigned have hereunto set their hands and affixed their seals the day and year above written.

-

         Signed, sealed and delivered        Guarantor:
         in the presence of:



         /s/ Dorothy L. Rhodes               /s/ Guarantor
         ----------------------------        -------------------------------
               Notary Public                          Guarantor


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